UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                NOVEMBER 12, 2004


                            COLONIAL COMMERCIAL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          NEW YORK                         1-6663                11-2037182
(STATE OR OTHER JURISDICTION            (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)




      120 NEW SOUTH ROAD, HICKSVILLE, NEW YORK                 11801
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



               Registrant's telephone number, including area code
                                  516-681-4647



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



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|_|     Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 12, 2004, Colonial Commercial Corp. issued a press release announcing earnings results for the third quarter and nine months ended September 30, 2004. A copy of this press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COLONIAL COMMERCIAL CORP.
                                                 -------------------------
                                                               (Registrant)

Date: November 15, 2004                               /s/ Bernard Korn
                                                   Chairman of the Board
                                                       and President

                                                     /s/ William Salek
                                                  Chief Financial Officer







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                                INDEX TO EXHIBITS




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EXHIBIT NO.   DESCRIPTION

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99.1          Press release, dated November 12, 2004, issued by Colonial
              Commercial Corp.

















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